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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          JUNE 5, 2002 (MAY 28, 2002)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                       0-23383                    72-1395273
(State or other jurisdiction      (Commission File Number)        (I.R.S. Employer
      of incorporation)                                          Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On May 28, 2002, the Company received a Nasdaq Staff Determination indicating that the Company failed to comply with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 4450(a)(5). Therefore, its securities are subject to delisting from the Nasdaq National Market. The Company has requested a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. The Company will present evidence at the hearing to regain compliance with the minimum bid price requirement, which includes seeking stockholder approval for a reverse stock split. However, there can be no assurance that the Panel will grant the Company's request for continued listing. The Company has been advised by Nasdaq that pending completion of the appeal process, its stock will continue to be listed on the Nasdaq National Market.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated June 3, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OMNI ENERGY SERVICES CORP.


                                           By: /s/ Burton T. Zaunbrecher
                                              ----------------------------------
                                               Burton T. Zaunbrecher
                                               Chief Operating Officer

Date:  June 5, 2002
     -----------------------------------



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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
   99.1               Press Release dated June 3, 2002.